Commitments and contingencies	12 Months Ended
Dec. 31, 2021
Commitments and contingencies
Commitments and contingencies

21. Commitments and contingencies

Legal proceedings

The Group are subject to legal proceedings and claims from time to time. For example, on July 12, 2022, a putative securities class action lawsuit was filed against us and certain of the Group’s directors and officers in the U.S. District Court for the Eastern District of New York (captioned Chen v. Missfresh Limited, et al., No. 1:22-cv-04065). Plaintiff in this case alleges, in sum and substance, that the Group’s prospectus and registration statement filed in connection with the Group’s June 2021 initial public offering contained false or misleading statements in violation of the U.S. federal securities laws. On November 3, 2022, the Court granted the application to transfer the case to the Southern District of New York. The case remains in its preliminary stage. In addition, as of October 31, 2022, the Group’s PRC subsidiaries, including but not limited to Beijing Missfresh E-commerce Co., Ltd., Qingdao Missfresh E-commerce Co., Ltd., Changshu Missfresh E-Commerce Co., Ltd. and Shenzhen Missfresh E-Commerce Co., Ltd., had been named as defendants in around 616 lawsuits in China brought primarily by the Group’s previous suppliers and in approximately 765 labor disputes brought by the Group’s employees or former employees for approximately RMB812.7 million in aggregate. The Group are currently unable to estimate the potential loss, if any, associated with the resolution of such lawsuits.